UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2021

Energous Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36379	46-1318953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3590 North First Street, Suite 210

San Jose, California 95134

(Address of principal executive offices) (Zip Code)

(408) 963-0200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	WATT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Director Appointment

On July 23, 2021, Ms. Kathleen A. Bayless was appointed as a member of the Board of Directors (the “Board”) of Energous Corporation (the “Company”) and as a member of the audit committee of the Board, to serve until the 2022 annual meeting of stockholders or such time as a successor is duly elected.

Ms. Bayless will be compensated pursuant to the Company’s standard director compensation arrangement, including an initial equity award of 37,091 restricted stock units vesting over three years. Ms. Bayless has also entered into the Company’s standard indemnification agreement for directors. There are no arrangements or understandings between Ms. Bayless and any other person pursuant to which she was elected as a director. There are no transactions between the Company and Ms. Bayless that would require disclosure under Item 404(a) of Regulation S-K.

Chief Financial Officer Resignation

On July 23, 2021, Mr. Brian Sereda notified the Board of his intention to resign from his position as the chief financial officer (“CFO”) of the Company effective as of August 11, 2021, after which he will continue to support the Company in an advisory capacity for a period of time. Mr. William Mannina, the Company’s controller and VP of Finance will serve as acting CFO upon Mr. Sereda’s departure.

Acting Chief Executive Officer Appointment

Effective as of July 23, 2021, Mr. Cesar Johnston, the Company’s Chief Operating Officer and Executive Vice President of Engineering, was appointed as the Company’s Acting Chief Executive Officer. Upon his appointment, the Office of the CEO, which was comprised of Mr. Sereda, Mr. Johnston, and Mr. Neeraj Sahejpal, the Company’s Senior Vice President of Marketing and Business Development, was disbanded. Additional information regarding Mr. Johnston, including his biography, is described in the Company’s proxy statement filed with the Securities and Exchange Commission on April 30, 2021.

On July 29, 2021, the Company issued a press release regarding Ms. Bayless’s, Mr. Johnson’s and Mr. Mannina’s appointments, which is included as Exhibit 99.1 to this Form 8-K. The information in Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release dated July 29, 2021

104	The cover page on this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2021	By:	/s/ Brian Sereda
Brian Sereda
Senior Vice President, Chief Financial Officer and member of the Office of the CEO